UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2016

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                                                                                 On February 1, 2016, the Board of Directors of 3M Company (the “Company”) elected Gregory R. Page to the Company’s Board of Directors, effective February 1, 2016, and Patricia A. Woertz to the Company’s Board of Directors, effective at the close of business on February 2, 2016.  Mr. Page is Executive Director, Cargill, Incorporated, an international marketer, processor and distributor of agricultural, food, financial and industrial products and services.  Ms. Woertz is retired Chairman of the Board, Archer-Daniels-Midland Company, an agricultural processor and food ingredient provider.  In connection with Mr. Page’s and Ms. Woertz’s elections, the Board of Directors increased its size from 11 to 13 directors, and Mr. Page and Ms. Woertz joined the Board of Directors to fill the resulting vacancies.

The Board of Directors has determined that each of Mr. Page and Ms. Woertz is an independent director under the New York Stock Exchange listing standards, including the listing standards applicable to audit and compensation committee members, and the Company’s independence guidelines, as set forth in its Corporate Governance Guidelines (available on 3M’s Web site at www.3M.com, under Investor Relations — Corporate Governance).

Mr. Page and Ms. Woertz will participate in the compensation program for non-employee directors as described on pages 26-27 of the Company’s Proxy Statement for its Annual Meeting of Stockholders held on May 12, 2015 (filed with the Securities and Exchange Commission on March 25, 2015).

The Board has appointed Mr. Page to the Audit and the Nominating and Governance committees of the Board of Directors.  The Board of Directors has determined that Mr. Page is “financially literate,” and has “accounting or related financial management expertise” under the New York Stock Exchange listing standards. The Board has also determined that Mr. Page is an “audit committee financial expert” as that term is defined by applicable SEC regulations.

The Board has appointed Ms. Woertz to the Compensation and the Finance committees of the Board of Directors.  The Board of Directors has determined that Ms. Woertz qualifies as a “non-employee director” under SEC rules and as an “outside director” under IRS rules.

Item 9.01.          Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99	Press Release, dated as of February 1, 2016, of 3M Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Vice President and Deputy General Counsel

Dated: February 2, 2016